UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ESSENTIAL PROPERTIES REALTY TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Essential Properties

Realty Trust, Inc. Stockholder Meeting to be held on April 30, 2020

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/EPRT. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 20, 2020.

For a Convenient Way to VIEW Proxy Materials — and — VOTE Online go to: www.proxydocs.com/EPRT

Proxy Materials Available to View or Receive:

1. Proxy Statement     2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/EPRT	TELEPHONE (866) 648-8133		*E-MAIL paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.		*

If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

	ACCOUNT NO.		SHARES

Company Notice of Annual Meeting
Date:	Thursday, April 30, 2020
Time:	9:30 A.M. (Eastern Time)
Place:	The Harvard Room of The Hyatt Regency Princeton
102 Carnegie Center, Princeton, New Jersey 08540*

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends a vote “FOR” the following:

1.	Election of Directors
	Nominees	01	Paul T. Bossidy	04	Scott A. Estes	07	Heather L. Neary
		02	Joyce DeLucca	05	Peter M. Mavoides	08	Stephen D. Sautel
		03	Anthony K. Dobkin	06	Lawrence J. Minich	09	Janaki Sivanesan

The Board of Directors recommends a vote “FOR” Proposal 2, “EVERY YEAR” for Proposal 3 and “FOR” Proposal 4.

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

3.	To approve, on an advisory basis, the frequency of future advisory votes approving the compensation of the Company’s named executive officers.

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

*

Due to the emerging public health impact of coronavirus disease 2019 (COVID-19), we are planning for the possibility that the Company’s annual stockholder meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate in the webcast will be set forth in a press release issued by the Company and available at www.essentialproperties.com.